                                                               EXHIBIT 10.8.10

                     SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT"), dated as of July 23, 1998, is entered into by and among WESTERN STAFF SERVICES (USA), INC. ("WSS"), WESTERN MEDICAL SERVICES, INC. ("WMS" and together with WSS, collectively, the "BORROWERS" and individually, a "BORROWER"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").


                                   RECITALS

          A. The Borrowers, Banks, and Agent are parties to a Credit Agreement dated as of March 4, 1998, and an amendment thereto dated as of May 15, 1998 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrowers.

          B. The Borrowers have requested that the Banks agree to certain amendments of the Credit Agreement.

          C. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.


                                   AGREEMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.  AMENDMENTS TO CREDIT AGREEMENT.

                    (a)  The definition of "AGGREGATE CONSIDERATION" in Section
1.01 of the Credit Agreement is amended to read as follows in its entirety:

                         "AGGREGATE CONSIDERATION" means the total of all cash
and other assets paid or to be paid by a Borrower or any other Loan Party for an Acquisition, including the fair market value of Stock Consideration and the amount of Acquisition Related Indebtedness related to such Acquisition.

                    (b) The following new defined term is added to Section 1.01 of the Credit Agreement:

                         "STOCK CONSIDERATION" means the portion of Aggregate
Consideration related to an Acquisition which is satisfied through delivery of the capital stock of the Parent.

                    (c) Subsection 8.11(f) of the Credit Agreement is amended to read as follows in its entirety:

                         (f)  The Aggregate Consideration, on a cumulative
basis, for all Acquisitions consummated after November 3, 1997, shall not exceed the amounts indicated as of the end of each fiscal year set forth below:

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
FISCAL YEAR    AGGREGATE CONSIDERATION
-----------    -----------------------
1998           $35,000,000, PLUS 100% of net cash proceeds from capital stock issued by the Parent after 11/3/97, PLUS 100% of the fair market value of all Stock Consideration related to Acquisitions
               consummated after 11/3/97.


1999 $45,000,000, PLUS 100% of net cash proceeds from capital stock issued by the Parent after 11/3/97, PLUS 100% of the fair market value of all Stock Consideration related to Acquisitions consummated after 11/3/97.

2000 $60,000,000, PLUS 100% of net cash proceeds from capital stock issued by the Parent after 11/3/97, PLUS 100% of the fair market value of all Stock Consideration related to Acquisitions consummated after 11/3/97.

2001 $70,000,000, PLUS 100% of net cash proceeds from capital stock issued by the Parent after 11/3/97, PLUS 100% of the fair market value of all Stock Consideration related to Acquisitions consummated after 11/3/97.

2002 $80,000,000, PLUS 100% of net cash proceeds from capital stock issued by the Parent after 11/3/97, PLUS 100% of the fair market value of all Stock Consideration related to Acquisitions consummated after 11/3/97.

          3. REPRESENTATIONS AND WARRANTIES. The Borrowers each hereby represent and warrant to the Agent and the Banks as follows:

                    (a) No Default or Event of Default has occurred and is continuing.

                    (b) The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Borrowers, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

                    (c) All representations and warranties of the Borrowers contained in the Credit Agreement are true and correct.

                    (d) Each of the Borrowers is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          4. EFFECTIVE DATE. This Amendment will become effective as of the date that the Agent shall have received this Amendment duly executed by the Borrowers, the Agent, the Issuing Bank and each of the Banks, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto.

          5. RESERVATION OF RIGHTS. Each of the Borrowers acknowledges and agrees that the execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

          6.  MISCELLANEOUS.

                    (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

                    (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

                    (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

                    (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

                    (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

                    (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

                    (g) Each of the Borrowers covenants to pay to or reimburse the Agent, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                   WESTERN STAFF SERVICES (USA), INC.


                                   By /s/ Paul A. Norberg
                                     ---------------------------------
                                      Paul A. Norberg
                                      Executive Vice President and
                                      Chief Financial Officer


                                   By /s/ Michael W. Ehresman
                                     ---------------------------------
                                      Michael W. Ehresman
                                      Vice President and Treasurer


                                        WESTERN MEDICAL SERVICES, INC.


                                   By /s/ Michael J. Nicholson
                                     ---------------------------------
                                      Michael J. Nicholson
                                      President, Chief Operating Officer
                                      and Chief Financial Officer


                                   By /s/ Cynthia L. Sloneker
                                     ---------------------------------
                                      Cynthia L. Sloneker
                                      Controller


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as Agent


                                   By /s/ David Price
                                     ---------------------------------
                                      David Price
                                      Vice President


                                   BANK OF AMERICA NATIONAL TRUST AND
                                   SAVINGS ASSOCIATION, as a Bank and
                                   as Issuing Bank


                                   By /s/ Lisa M. Thomas
                                     ---------------------------------
                                      Lisa M. Thomas
                                      Vice President


                                   COMERICA BANK-CALIFORNIA, as a Bank


                                   By /s/ Scott T. Smith
                                     ---------------------------------
                                      Scott T. Smith
                                      Vice President

                                   SANWA BANK CALIFORNIA, as a Bank


                                   By /s/ Karen S. Fluegge
                                     ---------------------------------
                                      Karen Fluegge
                                      Vice President

                           GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT



          The undersigned, each a guarantor or third party pledgor with respect to the Borrowers' obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrowers of the foregoing Second Amendment to Credit Agreement (the "AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)


                              WESTERN STAFF SERVICES, INC.

Dated: 7/23/98                By /s/ Paul A. Norberg
      ----------------           ---------------------------------
                                 Paul A. Norberg
                                 Executive Vice President
                                 and Chief Financial Officer


                              By /s/ Michael W. Ehresman
                                 ---------------------------------
                                 Michael W. Ehresman
                                 Vice President and Treasurer


                              WESTERN MEDICAL SERVICES (NY), INC.


Dated: 7/23/98                By /s/ Michael J. Nicholson
      ----------------           ---------------------------------
                                 Michael J. Nicholson
                                 President, Chief Operating Officer,
                                 and Chief Financial Officer


                              By /s/ Cynthia L. Sloneker
                                 ---------------------------------
                                 Cynthia L. Sloneker
                                 Controller


                              WESTERN TECHNICAL SERVICES, INC.


Dated: 7/23/98                By /s/ Paul A. Norberg
      ----------------           ---------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ Michael W. Ehresman
                                 ---------------------------------
                                 Michael W. Ehresman
                                 Vice President and Treasurer

                              MEDIAWORLD INTERNATIONAL


Dated: 7/23/98                By /s/ Paul A. Norberg
      ----------------           ---------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ Michael W. Ehresman
                                 ---------------------------------
                                 Michael W. Ehresman
                                 Vice President and Treasurer


                              WESTERN STAFF SERVICES (GUAM), INC.


Dated: 7/23/98                By /s/ Paul A. Norberg
      ----------------           ---------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ Michael W. Ehresman
                                 ---------------------------------
                                 Michael W. Ehresman
                                 Vice President and Treasurer


                              ALTERNATIVE BILLING SERVICES, INC.


Dated: 7/23/98                By /s/ Michael J. Nicholson
      ----------------           ---------------------------------
                                 Michael J. Nicholson
                                 President, Chief Operating Officer,
                                 and Chief Financial Officer


                              By /s/ Cynthia L. Sloneker
                                 ---------------------------------
                                 Cynthia L. Sloneker
                                 Controller


                              BEST TEMPORARIES, INC.


Dated: 7/23/98                By /s/ Paul A. Norberg
      ----------------           ---------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ Michael W. Ehresman
                                 ---------------------------------
                                 Michael W. Ehresman
                                 Vice President and Treasurer

                              BEST TEMPORARIES FEDERAL SYSTEMS, INC.


Dated: 7/23/98                By /s/ Paul A. Norberg
      ----------------           ---------------------------------
                                 Paul A. Norberg
                                 Executive Vice President and
                                 Chief Financial Officer


                              By /s/ Michael W. Ehresman
                                 ---------------------------------
                                 Michael W. Ehresman
                                 Vice President and Treasurer